EXHIBIT 10.19


               AMENDMENT NO. 3 dated as of December 10,
          1993, relating to the Loan and Note Purchase
          Agreement dated as of August 26, 1992 (as amended prior to the date hereof, the "Loan Agreement"), by and among SIBV/MS HOLDINGS, INC. ("Holdings"), JEFFERSON SMURFIT CORPORATION ("JSC"), CONTAINER CORPORATION OF AMERICA ("CCA"), the CREDITORS (as defined in the Loan Agreement), CHEMICAL BANK, as agent (the "Agent") for the Lenders (as defined in the Loan Agreement), and CHEMICAL BANK and BANKERS TRUST COMPANY, as Managing Agents for the Lenders (individually referred to herein as a "Managing Agent" and collectively as the "Managing Agents"), and BANKERS TRUST COMPANY, as Collateral Trustee (the "Collateral Trustee") for the Creditors.


                      R E C I T A L S :

          A.  Holdings, JSC, CCA, the Creditors, the
Managing Agents and the Collateral Trustee are parties to the Loan Agreement.

          B. JSC and CCA have proposed implementing a company-wide operational restructuring, which will require increased levels of capital spending.

          C. Holdings, JSC and CCA have asked the Creditors to amend certain provisions of the Loan Agreement to, among other things, provide for certain additional capital expenditures and the financing therefor and amend the financial covenants and certain other provisions contained therein.


                    AGREEMENT

          The parties hereto agree as follows:

          SECTION 1. Defined Terms. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Loan Agreement (including those terms that are defined in the Loan Agreement after giving effect to this Amendment).

          SECTION 2.  Amendments.  (a)  Definitions,
Subsection 1.1 of the Loan Agreement is hereby amended by:

          (i) adding to the end of the definition of "Consolidated Capital Expenditures" in the Loan
     Agreement the following:

          "In addition, notwithstanding any of the foregoing, all amounts that would otherwise constitute Consolidated Capital Expenditures, to the extent such amounts are financed by Indebtedness for Money Borrowed issued, incurred or assumed in accordance with the provisions of clause (F) of subsection 6.1(i) hereof, shall not constitute Consolidated Capital Expenditures for the limited purpose of determining compliance with subsection 6.6C hereof.";

          (ii) inserting the following in its proper place alphabetically in the Loan Agreement:

          "'Consolidated Total Interest Expense' means, for any period, without duplication, (x) total interest expense for such period (including that attributable to Financing Leases in accordance with GAAP) of JSC and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of JSC and its Subsidiaries (whether or not payable in cash), including, without limitation, all capitalized interest, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and (y) net costs under Interest Rate Agreements for such period, but excluding, however, in the case of clause (x), any amounts referred to in subsection 2.8 payable to Agent and Lenders on or before the Closing Date and Transaction Costs relating to the Subordinated Debt, the Senior Notes, this Agreement and the Recapitalization, all as determined in conformity with GAAP"; and

          (iii) adding after clause (xi) of the definition of "Excess Cash Flow" in the Loan Agreement the following:

          "minus (xii) cash payments, made during such period, of expenses relating to JSC's and CCA's
          1993 operational restructuring (including without limitation employee severance and manufacturing facility consolidation expense), which expenses were previously accrued as a non-cash charge in fiscal 1993".

          (b)  Prepayments from Issuance of Indebtedness for
Money Borrowed.  Subsection 2.9A(ii)(e) of the Loan
Agreement is hereby amended by deleting the phrase
"subsections 6.1(i)(F) and (G)" therein and inserting in lieu thereof the phrase "subsections 6.1(i)(D), (F), (G) and
(O)."

          (c) Affirmative Covenants. Financial Statements and Other Reports. Subsection 5.1(iv) of the Loan Agreement is hereby amended (A) by deleting the word "and" before "(b)" therein and inserting in lieu thereof a comma and (B) by adding after clause (b) thereof the following:

     "and (c) an Officers' Certificate (which may be included as a part of the Compliance Certificate relating to such period delivered pursuant to the foregoing clause (b)) of JSC, CCA or SNC, as the case may be, setting forth in reasonable detail (1) the amount of Indebtedness for Money Borrowed issued, incurred or assumed by JSC, CCA, SNC or their respective Subsidiaries in accordance with clause (F) of subsection 6.1(i) hereof during the period covered by such financial statements, if any, (2) a description of the property to which such Indebtedness for Money Borrowed relates, if any, (3) the date of the earlier to occur of either the placement in service of, or the final payment on, such property, if any, and (4) the date of issuance, incurrence or assumption of such Indebtedness for Money Borrowed, if any."

          (d) Negative Covenants. (i) Indebtedness for Money Borrowed. Subsection 6.1(i) of the Loan Agreement is hereby amended (A) by inserting the phrase "and shall not exceed $200 million" after the phrase "$100 million" in the proviso in each of clauses (D) and (O) thereof, (B) by deleting the phrase "$100 million" from clause (F) thereof and inserting in lieu thereof the phrase "$200 million", and
(C) by adding to the end of clause (F) thereof the following:

     "and provided, further, that such Indebtedness for Money Borrowed issued, incurred or assumed in respect of the purchase or construction price of property to be purchased or built after January 1, 1993 and prior to or on December 31, 1993 shall be so issued, incurred or assumed prior to January 9, 1994 and shall not exceed $40 million in the aggregate, to be allocated among the properties described in Schedule Q hereto in the manner set forth in Schedule Q hereto; and provided, further, that such Indebtedness for Money Borrowed to be issued, incurred or assumed in respect of the purchase or construction price of property to be purchased or built after December 31, 1993 shall be so issued, incurred or assumed within 90 days of the earlier to occur of either the placement in service of, or the final payment on, such property."

          (ii)  Financial Covenants.

          A.  Consolidated EBDIT.  Subsection 6.6A of the
Loan Agreement is hereby amended (1) by deleting the phrase
"last day of any quarter falling in any period" and inserting in lieu thereof the word "date", (2) by deleting the word "period:" and inserting in lieu thereof the word
"date:", and (3) by deleting the table and substituting the following therefor:

        "Date                                Amount

  December 31, 1993                     $250,000,000
  March 31, 1994                        $250,000,000
  June 30, 1994                         $250,000,000
  September 30, 1994                    $270,000,000
  December 31, 1994                     $300,000,000
  March 31, 1995                        $325,000,000
  June, 30, 1995                        $350,000,000
  September 30, 1995                    $350,000,000
  December 31, 1995                     $375,000,000
  March 31, 1996                        $400,000,000
  June 30, 1996                         $425,000,000
  September 30, 1996                    $450,000,000
  December 31, 1996                     $500,000,000"
    and thereafter

          B.  Cumulative Consolidated EBDIT.
Subsection 6.6B of the Loan Agreement is hereby amended by deleting the table following "year:" and substituting the following therefor:


               "Year               Amount

               1992           $1,325,000,000
               1993           $1,575,000,000
               1994           $1,900,000,000
               1995           $2,300,000,000
               1996           $2,825,000,000
               1997           $3,350,000,000"


          C. Interest Coverage Ratio. Subsection 6.6C of the Loan Agreement is hereby amended (1) by deleting the phrase "Consolidated Cash Interest Expense" and inserting in lieu thereof the phrase "Consolidated Total Interest Expense", (2) by deleting the phrase "last day of any fiscal period falling in any period" and inserting in lieu thereof the word "date", (3) by deleting the word "period:" and inserting in lieu thereof the word "date:", and
(4) by deleting the table and substituting the following therefor:

         "Date Ratio
December 31, 1993     0.50 to 1
March 31, 1994        0.60 to 1
June 30, 1994         0.75 to 1
September 30, 1994    0.85 to 1
Decemember 31, 1994   1.00 to 1
March 31, 1995        1.00 to 1
June 30, 1995         1.15 to 1
September 30, 1995    1.15 to 1
December 31, 1995     1.25 to 1
March 31, 1996        1.25 to 1
June 30, 1996         1.50 to 1
September 30, 1996    1.50 to 1
December 31, 1996     1.75 to 1
 and thereafter

          SECTION 3.  Representations and Warranties of
Holdings, JSC and CCA. Each of Holdings, JSC and CCA hereby represents and warrants on the Effective Date (as hereinafter defined) to each of the Creditors that:

          (a) The execution, delivery and performance by each of Holdings, JSC and CCA of this Amendment and the consummation of the other transactions contemplated hereby (collectively, the "Amendment Transactions") (i) have been duly authorized by all requisite corporate action and
(ii) do not and will not, after giving effect to this Amendment, and the amendment attached hereto as Exhibit A to the 1989 Credit Agreement and the Note Purchase Agreement,
(A) violate any provision of law applicable to Holdings, JSC or CCA, the Certificate of Incorporation or By-laws of Holdings, JSC or CCA, or any order, judgment or decree of any court or other agency of government binding on Holdings, JSC or CCA, (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings, JSC or CCA, including, without limitation, any of the outstanding series of Subordinated Debt, the Loan Agreement, the 1989 Credit Agreement, the Note Purchase Agreement, the Senior Notes (as defined in the 1989 Credit Agreement), the 1993 Subordinated Notes or the 1993 Senior Unsecured Notes,
(C) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings, JSC or CCA (other than Liens in favor of the Collateral Trustee) or (D) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Holdings, JSC or CCA, including, without limitation, the Subordinated Debt, the Loan Agreement, the 1989 Credit Agreement, the Note Purchase Agreement, the Senior Notes (as defined in the 1989 Credit Agreement), the 1993 Subordinated Notes or the 1993 Senior Unsecured Notes, except for
(I) such approvals or consents that will be obtained on or before the Effective Date and (II) such violations, conflicts, breaches, Liens and defaults that would not have, and such approvals the absence of which would not have, a material adverse effect on Holdings, JSC or CCA and their respective Subsidiaries, taken as a whole.

          (b) This Amendment has been duly executed and delivered by Holdings, JSC and CCA and constitutes a legal, valid and binding obligation of Holdings, JSC and CCA, enforceable against Holdings, JSC and CCA in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (c) Other than those which have been taken or obtained and are currently in full force and effect on the Effective Date, no action, consent or approval of, or registration or filing with, or any other action by, any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body, in each case to be obtained or made by Holdings, JSC or CCA, is or will be required in connection with any of the Amendment Transactions.

          SECTION 4.  Conditions to Effectiveness of
Amendment; Amendment Fee. This Amendment shall become effective at such time (the "Effective Date") when
(a) Holdings, JSC, CCA and the Requisite Creditors shall have executed this Amendment, (b) Holdings, JSC and CCA shall have paid, collectively, in full to the Agent, for distribution to the Lenders signing this Amendment on or prior to 5:00 p.m. on December 10, 1993, an amount equal to 1/4 of 1% of each such Lender's pro rata share of the aggregate amount of outstanding Loans as of the Effective Date, (c) the Agent shall have received an Officer's Certificate, dated the Effective Date, of Holdings, JSC and CCA confirming compliance with the conditions precedent set forth in clause (d) below, (d) the representations and warranties set forth herein shall be true and correct in all material respects on and as of the Effective Date, (e) the amendment attached hereto as Exhibit A to the 1989 Credit Agreement and Note Purchase Agreement shall have been approved by the Requisite Lenders (as defined in the 1989 Agreement) and shall have or shall become effective on the Effective Date, and (f) the Agent shall have received a certificate of the Chief Financial Officer or Treasurer of Holdings, JSC and CCA, dated the Effective Date, certifying that after giving effect to this Amendment, (1) the representations and warranties set forth in Section 4 of the Loan Agreement shall be true and correct in all material respects with the same effect as if made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date or a change therein is permitted by the Loan Agreement, and
(2) no Default or Event of Default shall have occurred and be continuing.

          SECTION 5.  No Waiver; Certain Obligations of
Holdings, JSC and CCA. Except as expressly contemplated herein, all terms, provisions, covenants, representations, warranties, agreements and conditions of Holdings, JSC and CCA contained in the Loan Agreement shall remain in full force and effect and shall not otherwise be deemed to be waived, modified or amended hereby.

          SECTION 6.  New York Law.  THIS AMENDMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF
CONFLICTS OF LAWS.

          SECTION 7. Counterparts; Effectiveness. This Amendment may be executed and delivered in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same agreement and shall become effective, subject to the conditions set forth in paragraph 4 hereof, when executed and delivered by Holdings, JSC, CCA and the Requisite Creditors. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. From and after the effectiveness of this Amendment, any reference to the Loan Agreement (or any particular subsection thereof) shall be deemed to be a reference to the Loan Agreement (or such subsection) as and to the extent amended hereby.

          SECTION 8.  Headings.  Section headings used
herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.


          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.


                      SIBV/MS HOLDINGS, INC.,

                         by
                             /s/ Patrick J. Moore
                             Name:  Patrick J. Moore
                             Title: Vice President and
                                    Treasurer

                      JEFFERSON SMURFIT CORPORATION,

                         by
                             /s/ Patrick J. Moore
                             Name:  Patrick J. Moore
                             Title: Vice President and
                                    Treasurer


                      CONTAINER CORPORATION OF AMERICA,

                         by
                             /s/ Patrick J. Moore
                             Name:  Patrick J. Moore
                             Title: Vice President and
                                    Treasurer


                      LENDERS:

                      BANK OF AMERICA NATIONAL TRUST &
                      SAVINGS ASSOCIATION,

                         by
                           /s/ Kathleen McKay
                           Name:  Kathleen McKay
                           Title: Senior Vice President

                      BANK OF IRELAND,

                         by
                           /s/ John T. Noonan
                           Name:  John T. Noonan
                           Title: Vice President


                      THE BANK OF NEW YORK,

                         by
                           /s/ David S. Stueber
                           Name:  David S. Stueber
                           Title: Vice President


                      BANKERS TRUST COMPANY,

                         by
                           /s/ Mary Jo Jolly
                           Name:  Mary Jo Jolly
                           Title: Assistant Vice
                                   President


                      CHEMICAL BANK,

                         by
                           /s/ George W. Brash, Jr.
                           Name:  George W. Brash
                           Title: Managing Director


                      CHRISTIANIA BANK OG KREDITKASSE,

                         by
                           /s/ Carl P. Svendsen
                           Name:  Carl P. Svendsen
                           Title: Vice President

                         by
                           /s/ Svein Engh
                           Name:  Svein Engh
                           Title: Vice President

                      CITIBANK, N.A.,

                         by
                           /s/ Barbara A. Cohen
                           Name:  Barbara A. Cohen
                           Title: Vice President


                      DRESDNER BANK AG CHICAGO BRANCH,

                         by
                           /s/ Brian Brodeur
                           Name:  Brian Brodeur
                           Title: Vice President

                         by
                           /s/ John Schaus
                           Name:  John Schaus
                           Title: Vice President


                      KEYPORT LIFE INSURANCE COMPANY,

                         by
                           /s/ Christopher A. Bondy
                           Name:  Christopher A. Bondy
                           Title: Assistant Vice President
                                   CHANCELLOR SENIOR
                                   SECURED MANAGEMENT,
                                   INC., as portfolio
                                   advisor

                      RESTRUCTURED OBLIGATIONS BACKED BY
                      SENIOR ASSETS, B.V. (ROSA),

                         by
                           /s/ Christopher A. Bondy
                           Name:  Christopher A. Bondy
                           Title: Assistant Vice President
                                   CHANCELLOR SENIOR
                                   SECURED MANAGEMENT,
                                   INC., as portfolio
                                   advisor


                      STICHTING RESTRUCTURED OBLIGATIONS
                      BACKED BY SENIOR ASSETS II
                      (ROSA II),

                         by
                           /s/ Christopher A. Bondy
                           Name:  Christopher A. Bondy
                           Title: Assistant Vice President
                                   CHANCELLOR SENIOR
                                   SECURED MANAGEMENT,
                                   INC., as portfolio
                                   advisor


                   KIDDER, PEABODY EMERGING MARKETS,
                   INC.,

                         by
                           /s/ Timothy W. Aker
                           Name:  Timothy W. Aker
                           Title: Vice President


                      MERRILL LYNCH PRIME FUND, INC.,

                         by
                           /s/ John W. Fraser
                           Name:  John W. Fraser
                           Title: Authorized Signatory

                      SENIOR HIGH INCOME PORTFOLIO, INC.,

                         by
                           /s/ John W. Fraser
                           Name:  John W. Fraser
                           Title: Authorized Signatory


                      SENIOR HIGH INCOME PORTFOLIO II,
                      INC.,

                         by
                           /s/ John W. Fraser
                           Name:  John W. Fraser
                           Title: Authorized Signatory


                      NATIONAL WESTMINSTER BANK,

                         by
                           /s/ David H. Hannah
                           Name:  David H. Hannah
                           Title: Vice President


                      NATIONSBANK,

                         by
                           /s/ Michael O. Lincoln
                           Name:  Michael O. Lincoln
                           Title: Vice President


                      PRIME INCOME TRUST,

                         by
                           /s/ Rafael Scolari
                           Name:  Rafael Scolari
                           Title: Investment Manager


                      PROSPECT STREET SENIOR PORTFOLIO,
                      L.P.,

                         by
                           /s/ Preston I. Carnes, Jr.
                           Name:  Preston I. Carnes, Jr.
                           Title: Vice President
                                   PROSPECT STREET SENIOR
                                   LOAN CORP., as Managing
                                   General Partner


                      THE TRAVELERS INDEMNITY COMPANY,

                         by
                           /s/ John W. Petchler
                           Name:  John W. Petchler
                           Title: Second Vice President

                      THE TRAVELERS INSURANCE COMPANY,

                         by
                           /s/ John W. Petchler
                           Name:  John W. Petchler
                           Title: Second Vice President


                      UNION BANK OF FINLAND LTD.,
                      GRAND CAYMAN BRANCH,

                         by
                           /s/ James Kyprios
                           Name:  James Kyprios
                           Title: Senior Vice President

                         by
                           /s/ Durval Araujo
                           Name:  Durval Araujo
                           Title: Vice President


                      VAN KAMPEN MERRITT PRIME RATE
                      INCOME TRUST,

                         by
                           /s/ Kathleen A. Zarn
                           Name:  Kathleen A. Zarn
                           Title: Vice President


                      XEROX FINANCIAL SERVICES LIFE
                      INSURANCE COMPANY,

                         by
                           /s/ Peter W. Hegel
                           Name:  Peter W. Hegel
                           Title: Authorized Signatory